UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2026
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Abacus Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
(800) 561-4148
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABX	New York Stock Exchange
9.875% Fixed Rate Senior Notes due 2028	ABXL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01 Changes in Registrant’s Certifying Accountant
(a) Dismissal of Independent Registered Public Accounting Firm
On March 16, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Abacus Global Management, Inc., (the “Company”) approved the dismissal of Grant Thornton, LLP (“GT”) as the Company’s independent registered public accounting firm, effective immediately.
The audit reports of GT on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through March 16, 2026, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S‑K) with GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to GT’s satisfaction, would have caused GT to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S‑K).
The Company has provided GT with a copy of the disclosures it is making in this Current Report on Form 8‑K and requested that GT furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether GT agrees with the statements made by the Company in this Item 4.01(a), and, if not, stating the respects in which it does not agree. A copy of GT’s letter, dated March 18, 2026, is filed as Exhibit A to this Current Report on Form 8‑K.
(b) Engagement of New Independent Registered Public Accounting Firm
On March 16, 2026, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm, effective upon the dismissal of GT.
During the Company’s two most recent fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through March 16, 2026, neither the Company nor anyone acting on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S‑K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S‑K).
Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Chief Operating Officer
On March 12, 2026, the Board of Directors of the Company appointed William McCauley to be Chief Operating Officer of the Company. This appointment is in addition to Mr. McCauley’s serving as Chief Financial Officer of the Company.
Salary Adjustments
On March 12, 2026, the Compensation Committee (the “Committee”) of the board of directors of Abacus Global Management, Inc. (the “Company”) approved increases to the annual salary of its Chief Executive Officer, Jay Jackson to $725,000 and Chief Financial Officer and Chief Operating Officer William McCauley to $500,000, in each case effective immediately.
After review of market compensation of comparable peer companies provided by its compensation consultant, the Committee also approved awards to its executive officers of (i) restricted stock units (the “Performance-Based RSUs”) that are both performance-based and time-based and (ii) annual cash bonuses for 2026.
Performance-Based Restricted Stock Units
Mr. Jackson and Mr. McCauley were awarded Performance-Based RSUs that will vest and convert to shares of Company common stock based on both 2026 Company performance factors and time, subject to the approval by the Company’s shareholders of an amended and restated Long-Term Incentive Plan (the “2026 LTIP”), providing for an increase in shares available, at the 2026 annual meeting of shareholders.
If the Company achieves 2026 Adjusted Net Income (as defined in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025) of $192,000,000 (the “Stretch Target”), then 100% of the Performance-Based RSUs will be subject to Time Based Vesting (as defined below).
If the Company achieves 2026 Adjusted Net Income of $96,000,000 (the “Target), then 50% of the Performance-Based RSUs granted will be forfeited and the remaining 50% will be subject to Time Based Vesting. Interpolation will be applied if performance is achieved between 0% and 200% of the Target with Performance-Based RSUs that are not forfeited subject to Time Based Vesting.

In addition, if at any time during the Vesting Period (as defined below) the Company’s aggregate market capitalization, as reported over any consecutive twenty-trading day (20) period, exceeds one billion five hundred million dollars ($1,500,000,000), then seventy-five percent (75%) of the Performance-Based RSUs will immediately vest.
The following table shows the number of Performance Based RSUs based on reaching the Stretch Target (which is 200% of Target), with 50% of the awarded Performance Based RSUs subject to forfeiture if the Target is met at 100%.

Executive Officer	Target	Stretch Target
Jay Jackson	594,060	1,188,119
William McCauley	297,030	594,060
“Time Based Vesting” shall mean: Upon the determination by the Committee as to which percentage of the Target or the Stretch Target has been achieved (the “Determination Date”), the Performance-Based RSUs will vest over a three-year period, with one-third of such award vesting and converted to a like number of shares of Company common stock on each of the first three anniversaries of the Determination Date (the "Vesting Period"). Performance Based RSUs that are not forfeited may be subject to accelerated vesting and immediate conversion to Company common stock based on the achievement of certain market capitalization targets, as discussed above.
One Time Equity Bonus
In addition, the Company’s chief executive officer will be entitled to a one-time incentive equity bonus of 2,000,000 shares, and the chief operating officer and chief financial officer will be entitled to a one-time incentive equity bonus of 1,000,000 shares assuming certain market capitalization or assets under management targets are met during 2026, in all cases subject to approval of the 2026 LTIP at the 2026 annual meeting of shareholders.
Annual Cash Bonus
The 2026 annual cash bonus will be tied to the achievement of the same performance criteria as the Performance-Based RSUs as described above and will be payable following the Committee’s determination as to the achievement of such performance. Interpolation will be applied if performance is achieved between the Target and the Stretch Target or below the Target to the Adjusted Net Income realized by the Company in fiscal year 2026.

Executive Officer	Target	Stretch Target
Jay Jackson	$1,450,000	$2,900,000
William McCauley	$950,000	$1,900,000

Item 9.01 Financial Statement and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description
16.1	Letter dated March 18, 2026, from Grant Thornton LLP to the U.S. Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Global Management, Inc.
(Registrant)

Date: March 18, 2026	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer